UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): March 31, 2010

NORANDA ALUMINUM HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-148977	20-8908550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
801 Crescent Centre Drive, Suite 600, Franklin, Tennessee 37067
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (615) 771-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2010, the Compensation Committee of the Board of Directors of Noranda Aluminum Holding Corporation (the “Company”) approved the 2010 Annual Incentive Plan for Salaried Employees (the “Plan”), including the executive officers of the Company (the “Participants”).

Under the terms of the Plan, the Participants will be eligible to receive performance-based compensation based upon the level of achievement on target performance metrics for the period from January 1, 2010 through December 31, 2010 (the “Incentive Period”).  For 2010, the incentive targets for Layle “Kip” Smith, our President and Chief Executive Officer, and Kyle Lorentzen, our Chief Operating Officer, are 100% and 65% of base salary, respectively, and the incentive targets for Robert Mahoney, our Chief Financial Officer, and Gail Lehman, our General Counsel, are 60% of base salary.  For Scott Croft, the President of our Downstream business segment, and Alan Brown, our Vice President of Human Resources, the incentive target is 50% of base salary.

The performance metrics under the 2010 Annual Incentive Plan and the weightings of each metric for purposes of determining the Participants’ actual award amounts under the Plan are as follows:  Safety (15% weighting); Adjusted EBITDA Cost for the Upstream segment and Segment Adjusted EBITDA for the Downstream segment (each weighted at 50%); Enterprise Adjusted EBITDA (20% weighting); Working Capital as a Percent of Sales (5% weighting); and Free Cash Flow (10% weighting).  With the exception of a potential pay-out for achievement of Safety performance, the Company’s Enterprise Adjusted EBITDA attainment for the Incentive Period against a set target will be used to determine the eligibility for a payment under the Plan.  For Messrs. Smith, Mahoney, Brown, and Lorentzen, and for Ms. Lehman, 100% of their 2010 incentive award, if any, will be based on the Company’s overall financial achievement on the performance metrics.  Mr. Croft’s financial metrics will be split equally between the Company’s overall financial achievement and that of the Downstream segment which he leads.  A Participant is eligible for 85% of the participant’s target award if at least threshold performance is achieved on the metrics identified for the Incentive Period and for up to 200% of the participant’s target award if performance exceeds target levels.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORANDA ALUMINUM
HOLDING CORPORATION

Date:	April 5, 2010	By:	/s/ Gail E. Lehman
Gail E. Lehman
General Counsel and Corporate Secretary